Exhibit 99.1

Green Plains Inc. and Green Plains Partners LP Announce Unitholder Approval of Merger

OMAHA, Neb., January 5, 2024 – Green Plains Inc. (NASDAQ: GPRE) (“Green Plains”) and Green Plains Partners LP (NASDAQ: GPP) (the “Partnership”) today announced that the Partnership’s common unitholders approved that certain Agreement and Plan of Merger, dated as of September 16, 2023 (the “Merger Agreement”), by and among Green Plains, GPLP Holdings Inc., a wholly owned subsidiary of Green Plains (“Holdings”), GPLP Merger Sub LLC, a wholly owned subsidiary of Holdings (“Merger Sub”), the Partnership, and Green Plains Holdings LLC, the general partner of the Partnership, and the transactions contemplated thereby, including the merger of Merger Sub with and into the Partnership, with the Partnership surviving as an indirect, wholly owned subsidiary of Green Plains (the “Merger”).

The approval of the Merger Agreement and the Merger required the affirmative vote or written consent of the holders of a majority of the Partnership’s outstanding common units. The holders of more than 62% of the Partnership’s outstanding common units as of the record date for the consent solicitation consented to and approved the Merger Agreement and the Merger by written consent. The deadline for the consent solicitation expired at 11:59 p.m. (Eastern Time) on January 4, 2024.

The Merger is subject to customary closing conditions and is expected to close on January 9, 2024, at which time the Partnership will commence the process of delisting the common units from Nasdaq and deregistering the common units under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Partnership’s common units are expected to continue to trade on Nasdaq until the close of trading on January 9, 2024, and are expected to be suspended from trading on Nasdaq effective as of the opening of trading on January 10, 2024.

About Green Plains Inc.

Green Plains Inc. (NASDAQ: GPRE) is a leading biorefining company focused on the development and utilization of fermentation, agricultural and biological technologies in the processing of annually renewable crops into sustainable value-added ingredients. This includes the production of cleaner low carbon biofuels, renewable feedstocks for advanced biofuels and high purity alcohols for use in cleaners and disinfectants. Green Plains is an innovative producer of Ultra-High Protein and novel ingredients for animal and aquaculture diets to help satisfy a growing global appetite for sustainable protein. Green Plains Inc. currently owns a 48.8% limited partner interest and a 2.0% general partner interest in Green Plains Partners LP. For more information, visit www.gpreinc.com.

About Green Plains Partners LP

Green Plains Partners LP (NASDAQ: GPP) is a fee-based Delaware limited partnership formed by Green Plains Inc. to provide fuel storage and transportation services by owning, operating, developing and acquiring ethanol and fuel storage terminals, transportation assets and other related assets and businesses. For more information about Green Plains Partners LP, visit www.greenplainspartners.com.

Forward-Looking Statements

All statements in this press release (and oral statements made regarding the subjects of this communication), including those that express a belief, expectation or intention, may be considered forward-looking statements (as defined in Section 21E of the Exchange Act and Section 27A of the Securities Act of 1933, as amended) that involve risks and uncertainties that could cause actual results to differ materially from projected results. Without limiting the generality of the foregoing, forward-looking statements contained in this communication include statements relying on a number of assumptions concerning future events and are subject to a number of uncertainties and factors, many of which are outside the control of Green Plains and the Partnership, which could cause actual results to differ materially from such statements. Accordingly, investors should not place undue reliance on forward-looking statements as a prediction of actual results. The forward-looking statements may include, but are not limited to, statements regarding the expected benefits of the proposed transaction to Green Plains and the Partnership and their shareholders and unitholders, respectively; the anticipated completion of the proposed transaction and the timing thereof; the delisting and deregistration of the Partnership’s common units and the timing thereof; and the expected future growth, dividends and distributions of the combined company; and plans and objectives of management for future operations. Forward-looking statements may be identified by words such as “believe,” “intend,” “expect,” “may,” “should,” “will,” “anticipate,” “could,” “estimate,” “plan,” “predict,” “project” and variations of these words or similar expressions (or the negative versions of such words or expressions). While Green Plains and the Partnership believe that the assumptions concerning future events are reasonable, they caution that there are inherent difficulties in predicting certain important factors that could impact the future performance or results of their businesses. Among the factors that could cause results to differ materially from those indicated by such forward-looking statements are: the failure to realize the anticipated costs savings, synergies and other benefits of the proposed transaction; the possible diversion of management time on transaction-related issues; local, regional and national economic conditions and the impact they may have on Green Plains, the Partnership and their customers; disruption caused by health epidemics, such as the COVID-19 outbreak; conditions in the ethanol and biofuels industry, including a sustained decrease in the level of supply or demand for ethanol and biofuels or a sustained decrease in the price of ethanol or biofuels; commodity market risks, including those that may result from weather conditions; the financial condition of Green Plains’ or the Partnership’s customers; any non-performance by customers of their contractual obligations; changes in customer, employee or supplier relationships resulting from the proposed transaction; changes in safety, health, environmental and other governmental policy and regulation, including changes to tax laws; the results of any reviews, investigations or other proceedings by government authorities; and the performance of Green Plains and the Partnership.

The foregoing list of factors is not exhaustive. The forward-looking statements in this press release speak only as of the date they are made and we assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise, except as required by securities and other applicable laws. We have based these forward-looking statements on our current expectations and assumptions about future events. While our management considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond Green Plains’ and the Partnership’s control. These risks, contingencies and uncertainties relate to, among other matters, the risks and uncertainties set forth in the “Risk Factors” section of Green Plains’ and the Partnership’s respective Annual Reports on Form 10-K for the year ended December 31, 2022, and Quarterly Reports on Form 10-Q for the three months ended March 31, 2023, June 30, 2023 and September 30, 2023, respectively, each filed with the Securities and Exchange Commission (the “SEC”), and any subsequent reports filed with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements.

Green Plains Inc. Contacts

Investors: Phil Boggs | Executive Vice President, Investor Relations | 402.884.8700 | phil.boggs@gpreinc.com

Media: Lisa Gibson | Communications Manager | 402.952.4971 | lisa.gibson@gpreinc.com